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                                                                    EXHIBIT 99.5

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

         (i) that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) that the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 9.06 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 14, 2003

                                             /s/ John J. Gorman
                                             -----------------------------------
                                             John J. Gorman
                                             Chief Executive Officer


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

         (i) that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "REPORT") fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 9.06 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 14, 2003

                                             /s/ Kurt J. Rechner
                                             -----------------------------------
                                             Kurt J. Rechner
                                             Chief Financial Officer